VOYAGEUR INSURED FUNDS

Registration No. 811-04973
FORM N-SAR
Annual Period Ended August 31, 2009

SUB-ITEM 77Q.1:  Exhibits

Certificate of Amendment to Agreement and Declaration of Trust of Voyageur Insured Funds dated
February 26, 2009, attached as Exhibit.